UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2007


                          APAC Customer Services, Inc.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Illinois                     0-26786                  36-2777140
     (State or Other          (Commission File Number)       (IRS Employer
     Jurisdiction of                                       Identification No.)
      Incorporation)


 Six Parkway North, Deerfield, Illinois                  60015
(Address of Principal Executive Offices)               (ZIP Code)



       Registrant's telephone number, including area code: (847) 374-4980


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 6, 2007, APAC Customer Services, Inc. (the "Company") issued a press release setting forth the Company's financial results for the third fiscal quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits.

     99.1 Press Release, dated November 6, 2007, of the Company.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the company's management. The company intends its forward-looking statements to speak only as of the date on which they were made. The company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the company's actual results to differ from historic results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients could have a material adverse effect on the company; terms of its client contracts; its ability to sustain its return to profitability; availability of cash flows from operations and borrowing availability under its revolving loan facility; its ability to comply with, or obtain waivers of or changes to, its debt covenants; its ability to effectively manage customer care center capacity and off-shore growth; its ability to conduct business internationally, including managing foreign currency exchange risks; its ability to attract and retain qualified employees; and fluctuations in revenue associated with the company's Medicare Part D enrollment and customer care programs.

Other reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the company's Annual Report on Form 10-K for the year ended December 31, 2006 and its subsequent filings on Form 10-Q for the fiscal quarters ended April 1, 2007 and July 1, 2007. These filings are available on a website maintained by the SEC at http://www.sec.gov.

The information included in Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference to any such filing.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    APAC Customer Services, Inc.


Date:  November 6, 2007            By: /s/ George H. Hepburn III
                                       -----------------------------------------
                                   Name:  George H. Hepburn III
                                   Title: Senior Vice President and Chief
                                          Financial Officer

                                  EXHIBIT INDEX


Exhibit Number         Exhibit Description
--------------         -------------------

     99.1              Press Release, dated November 6, 2007 of
                       APAC Customer Services, Inc.